UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

October 19, 2015

LEXMARK INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14050	06-1308215
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of principal executive offices)(Zip Code)

(859) 232-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 19, 2015, Lexmark International, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 3 (“Amendment No. 3”) to the Credit Agreement, dated January 18, 2012 (the “Credit Agreement”) by and among the Company, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and each financial institution signatory thereto.  Amendment No. 3 is effective as of September 30, 2015 and for purposes of calculating the minimum interest coverage ratio, the maximum leverage ratio and the maximum permitted indebtedness of the Company revises the definition of “Consolidated EBITDA” to reduce the impact on Consolidated EBITDA of certain cash restructuring charges incurred by the Company and certain fees and expenses incurred by the Company in connection with  Permitted Acquisitions.

On October 20, 2015, Lexmark Receivables Corporation (“LRC”), a wholly owned subsidiary of the Company, as Seller; Gotham Funding Corporation, as an Investor; Wells Fargo Bank, N.A. (“Wells Fargo”), as an Investor Agent and a Bank; The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Program Agent, an Investor Agent and a Bank; the Company, as Collection Agent and an Originator; Lexmark Enterprise Software, LLC (“Enterprise Software”), a wholly-owned subsidiary of the Company, as an Originator; and Kofax, Inc. (“Kofax”), a wholly-owned subsidiary of the Company, as an Originator; entered into Amendment No. 4 (“Amendment No. 4”) to the Second Amended and Restated Receivables Purchase Agreement, dated as of October 10, 2013 (the “RPA”).

Amendment No. 4  corresponds to the changes made to the Credit Agreement for purposes of determining whether an “Event of Termination” has occurred under the RPA if the maximum leverage ratio under the Credit Agreement is exceeded or the minimum interest coverage ratio under the Credit Agreement is not met.

The foregoing description of Amendment No. 3 and Amendment No. 4 are summaries only, do not purport to be complete and are qualified in their entirety by reference to the full text of such  Amendments, copies of which are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description of Exhibit
	10.1	Amendment No. 3 to Credit Agreement, dated as of October 19, 2015.

	10.2	Amendment No. 4 to Second Amended and Restated Receivables Purchase Agreement, dated as of October 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

October 23, 2015	By:	/s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amendment No. 3 to Credit Agreement, dated as of October 19, 2015.

10.2	Amendment No. 4 to Second Amended and Restated Receivables Purchase Agreement, dated as of October 20, 2015.